UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2018

PIVOT PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-161157	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 West 6th Avenue, Vancouver, British Columbia, Canada	V6H 1A6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 805-7783

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On the following dates, we issued shares of our common stock to third parties for services rendered:

•	March 14, 2018: 75,000 shares of common stock were issued to one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933;

•	April 4, 2018: 62,500 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933;

•	May 3, 2018: 77,519 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933;

•	June 6, 2018: 72,464 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933;

•	July 5, 2018: 57,870 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933; and

•	August 9, 2018: 182,460 shares of common stock were issued to two (2) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On the following dates, we issued shares of our common stock pursuant to employment agreements:

•

March 31, 2018: 44,087 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and three (3) U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933;

•

May 3, 2018: 91,315 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and three (3) U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933; and

•

June 6, 2018: 142,289 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and three (3) U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 27, 2018, we appointed Dr. Joseph Borovsky as Chairman and Director. Also on the same date, we accepted the resignation of Dr. Ahmad Doroudian as Chairman and Director.

Dr. Joseph Borovsky

Dr. Borovsky is an experienced executive and entrepreneur with broad-based success in leading major corporate research and development as well as innovative technology startups, P&L operations, sales, and marketing. Formerly the director of R&D for Mead Corporation, Dr. Borovsky received his Bachelor of Science degree in Chemistry from the University of California at Los Angeles, and his Ph.D. in Physical Organic Chemistry from the University of Massachusetts at Amherst. He also completed a year of post-doctoral research in Medicinal Chemistry at Washington State University College of Pharmacy, Pullman, WA, and was a Research Fellow in Synthetic Organic Chemistry at Harvard University in Cambridge, Massachusetts. Dr. Borovsky is also our Vice President, Product Development.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIVOT PHARMACEUTICALS INC.

/s/ Patrick Frankham
Patrick Frankham
Chief Executive Officer

Date: September 18, 2018

4